                                                                   Exhibit 32(b)

                                  CERTIFICATION

          Pursuant  to 18  U.S.C.  Section  1350,  the  undersigned  officer  of
Decorize,  Inc. (the  "Company"),  hereby  certifies  that the Company's  Annual
Report on Form  10-KSB/A for the year ended June 30, 2002 (the  "Report")  fully complies with the requirements of Section 13(a) or 15(d), as applicable,  of the
Securities Exchange Act of 1934 and that the information contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

/s/ Alex Budzinsky
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Alex Budzinsky
Executive Vice President and Chief Financial Officer
December 5, 2003